EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, William E. Franklin, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Copart, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 2, 2013

/s/ William E. Franklin
William E. Franklin
Senior Vice President of Finance and Chief Financial Officer